Exhibit 99.2
                                                                 ____________



                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350



       For purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, F. A. Risch, the principal financial officer of Exxon Mobil Corporation (the "Company"), hereby certifies that, to his knowledge:

              (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 13, 2002



                                              /s/ F. A. Risch
                                              _______________________________
                                              F. A. Risch
                                              Vice President and Treasurer
                                              (Principal Financial Officer)















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